UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 21, 2007

Advanced Biotherapy, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	0-26323	51-0402415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

141 West Jackson Boulevard, Suite 2182
Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (312) 427-1912

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors approved a 2007 Omnibus Equity Incentive Plan (“2007 Plan”) for directors, officers, employees and consultants of the Company. The 2007 Plan sets the number of shares of Company common stock reserved for grants, options and other awards at 100,000,000 shares subject to annual increases of 3% of the issued and outstanding shares of common stock as of January 1st of each year. The 2007 Plan is subject to stockholder approval which has not been received yet.

Pursuant to the 2007 Plan, the Board of Directors approved the grant to each director (excluding Christopher W. Capps) of stock options to purchase up to 2,000,000 shares of Company common stock at an exercise price of $0.013 per share. The options vest as of the date of grant on November 21, 2007.

Pursuant to the 2007 Plan, the Board of Directors granted to Christopher W. Capps, President and Chief Executive Officer of the Company, stock options to purchase up to 50,000,000 shares of Company common stock at an exercise price of $0.013 per share. These stock options will vest 25% annually over four years, commencing November 21, 2008, and each November 21st thereafter, so long as Mr. Capps is employed or otherwise provides services to the Company.

As previously reported, the Company agreed to grant to John L. Drew, Chief Financial Officer, stock options to purchase up to 10,000,000 shares of Company common stock. The stock options are granted pursuant to the 2007 Plan and vest one-third annually over three years commencing August 1, 2008, and each August 1st thereafter, so long as he is employed at the Company. The date of grant for those options was set at November 21, 2007, which is the same grant date for the stock options granted to Christopher W. Capps and the other directors of the Company, as reported herein. The exercise price for the stock options granted to Mr. Drew is $0.013 per share.

FORWARD-LOOKING STATEMENTS

This Form 8-K and other reports that we file with the Securities and Exchange Commission (“SEC”) contain forward-looking statements relating to, among other matters, our future performance, our business and future events. All statements other than statements of historical facts are forward-looking statements, including, without limitation, any statements of the plans and objectives of management for future operations, any projections of revenue earnings or other financial items, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. Some of these forward-looking statements may be identified by the use of words in the statements such as "anticipate," "estimate," “could,” "expect," "project," "intend," "plan," "believe,” “seek,” “should,” “may,” “will,” “assume,” “continue,” or variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. We caution you that our performance and results could differ materially from what is expressed, implied, or forecast by our forward-looking statements. The Company operates in a rapidly changing environment that involves a number of risks, some of which are beyond the Company’s control. Future operating results and the Company’s stock price may be affected by a number of factors. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the section entitled “Item 1. Business,” and all subsections therein, including, without limitation, the subsection “Factors That May Affect the Company,” and Item 5. the “Market for Registrant's Common Stock and Related Stockholder Matters,” all contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such forward-looking statements. Furthermore, we do not intend (and we are not obligated) to update publicly any forward-looking statements. You are advised, however, to consult any further disclosures we make on related subjects in our reports to the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits. NONE.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOTHERAPY, INC. (Registrant)

Date: November 26, 2007	By:	s/ Christopher W. Capps
Christopher W. Capps, President and Chief Executive Officer